Exhibit 10.37.2

EXECUTION VERSION

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment No. 1”) dated as of October 17, 2008 among COCA-COLA ENTERPRISES INC (the “Company”), COCA-COLA ENTERPRISES (CANADA) BOTTLING FINANCE COMPANY (“Finco”), COCA-COLA BOTTLING COMPANY (“CCBC”), BOTTLING HOLDINGS (LUXEMBOURG) COMMANDITE S.C.A (“BHL”, and together with the Company, Finco and CCBC, the “Borrowers”), the Lenders executing this Amendment No. 1 on the signature pages hereto and Citibank, N.A., in its capacity as administrative agent (the “Administrative Agent”) under the Credit Agreement referred to below.

WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent are parties to a Five Year Credit Agreement dated as of August 3, 2007 (as amended and supplemented and in effect immediately prior to the date hereof, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for revolving credit loans to the Borrowers.

NOW, THEREFORE, the parties hereto wish now to amend the Credit Agreement in certain respects, and, accordingly, the parties hereto hereby agree as follows:

Section 1.                                            Definitions.  Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined herein.

Section 2.                                            Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01                           References Generally.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and hereby”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02                           Leverage Ratio.  Section 5.02(b) of the Credit Agreement is hereby amended by amending Section 5.02(b) contained therein to read in its entirety as follows:

“(b)                           Leverage Ratio.  Permit Consolidated Indebtedness less Cash to be more than 75% of Total Capital.  For purposes of this Section 5.02(b), the term “Cash” means cash and cash equivalents and interest bearing assets with maturities of one year or less; and the term “Total Capital” means the sum of Shareholders’ Equity, Deferred Income Taxes and Consolidated Debt, less Cash, plus the Impairment Charge.  The term “Impairment Charge” means the $5.3 billion non-cash impairment charge taken by the Company during the second calendar quarter of 2008 to reduce the carrying amount of its

North American franchise license intangible assets and goodwill to their estimated fair value.  The terms Shareholders’ Equity, Deferred Income Taxes and Consolidated Debt shall be as they appear on the Company’s published Consolidated financial statements and calculated under the GAAP applied by the Company on the date hereof in the preparation of its Consolidated financial statements.”

Section 3.                                            Representatives and Warranties.  Each Borrower represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its subsidiaries that (a) the representations and warranties set forth in Article IV of the Credit Agreement (except the representations and warranties set forth in the last sentence of Section 4.01(e) and in clause (i) of Section 4.01(f) are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date) and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 1 and (b) no Default or Event of Default has occurred and is continuing.

Section 4.                                            Conditions Precedent.  The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions:

4.01                           Execution.  The Administrative Agent shall have received counterparts of this Amendment No. 1 executed by the Borrowers and the Lenders party to the Credit Agreement constituting the Required Lenders.

4.02                           Fees and Expenses.  The Borrowers shall have paid in full the costs, expenses and fees as set forth in Section 9.04(a) of the Credit Agreement.

Section 5.                                            Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart.  Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

COCA-COLA ENTERPRISES, INC.		COCA-COLA ENTERPRISES (CANADA)
BOTTLING FINANCE COMPANY

By:	/s/ Joyce King-Lavinder	By:	/s/ Joyce King-Lavinder
	Name: Joyce King-Lavinder		Name: Joyce King-Lavinder
	Title: Vice President and Treasurer		Title: Vice President and Treasurer

COCA-COLA BOTTLING COMPANY		BOTTLING HOLDINGS (LUXEMBOURG)
COMMANDITE S.C.A.

By:	/s/ Joyce King-Lavinder	By:	/s/ Joyce King-Lavinder
	Name: Joyce King-Lavinder		Name: Joyce King-Lavinder
	Title: Vice President and Treasurer		Title: Vice President and Treasurer

CITIBANK, N.A.,		Citibank, N.A., Canadian branch
as Administrative Agent

By:	/s/ Andrew Sidford	By:	/s/ Niyousha Zarinpour
	Name: Andrew Sidford		Name: Niyousha Zarinpour
	Title: Vice President		Title: Authorized Signer

CITIBANK, N.A.,
Name of Lender

By:	/s/ Andrew Sidford
Name: Andrew Sidford
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH as Lender		DEUTSCHE BANK AG CANADA BRANCH
as Canadian Prime Rate Lender

By:	/s/ Heidi Sandquist	By:	/s/ Robert Johnson
	Name: Heidi Sandquist		Name: Robert Johnson
	Title: Vice President		Title: Director

By:	/s/ Ming K. Chu	By:	/s/ Marcellus Leung
	Name: Ming K. Chu		Name: Marcellus Leung
	Title: Vice President		Title: Assistant Vice President

BANK OF AMERICA, N.A.		BNP Paribas

By:	/s/ William F. Sweeney	By:	/s/ Fikret Durmus
	Name: William F. Sweeney		Name: Fikret Durmus
	Title: Senior Vice President		Title: Vice President

		By:	/s/ Nader Tannous
Name: Nader Tannous
Title: Vice President

BNP Paribas (Canada)		JP MORGAN CHASE BANK, N.A.
Name of Lender

By:	/s/ Andrew Schlater	By:	/s/ Tony Yung
	Name: Andrew Sclater		Name: Tony Yung
	Title: Vice President Corporate Banking		Title: Vice President

By:	/s/ Don R. Lee
Name: Don R. Lee
Title: Managing Director Corporate Banking

Credit Suisse, Cayman Islands Branch		HSBC Bank USA, N.A.

By:	/s/ Karl Studer	By:	/s/ Bradley A. Olsen
	Name: Karl Studer		Name: Bradley A. Olsen
	Title: Director		Title: Assistant Vice President

By:	/s/ Jay Chall
Name: Jay Chall
Title: Director

Wachovia Bank, National Association		ABN AMRO Bank N.V.
Name of Lender

By:	/s/ Dennis Waltrich	By:	/s/ Michele Costello
	Name: Dennis Waltrich		Name: Michele Costello
	Title: Vice President		Title: Director

		By:	/s/ Nick Zorin
Name: Nick Zorin
Title: Assistant Vice President

Suntrust Bank		WELLS FARGO BANK, N.A.
Name of Lender

By:	/s/ Robert Maddox	By:	/s/ David Corts
	Name: Robert Maddox		Name: David Corts
	Title: Director		Title: Vice President

Fifth Third Bank		PNC BANK, N.A.
Name of Lender

By:	/s/ Christopher C. Motley	By:	/s/ David B. Gookin
	Name: Christopher C. Motley		Name: David B. Gookin
	Title: Vice President		Title: Senior Vice President

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederalnd”, New York Branch		TORONTO DOMINION (TEXAS) LLC

By:	/s/ Kimberly English	By:	/s/ Debbie L. Bri
	Name: Kimberly English		Name: Debbie L. Bri (illegible)
	Title: Executive Director		Title: Authorized (illegible)

By:	/s/ Brett Delfino
Name: Brett Delfino
Title: Executive Director

U.S. Bank N.A.

By:	/s/ Michael P. Dickman
Name: Michael P. Dickman
Title: Vice President